UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2008
ARLINGTON TANKERS LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.
Pursuant to the Loan Agreement, dated December 12, 2005 (the “Loan Agreement”), by and between Arlington Tankers Ltd. (the “Company”) and The Royal Bank of Scotland plc (“RBS”), on September 25, 2008, the Company, RBS and certain subsidiaries of the Company entered into an agreement (the “Agreement”) under which RBS consented to the proposed transaction contemplated by the Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”), dated as of August 5, 2008, by and among the Company, Galileo Holding Corporation (“Galileo Holding”), Archer Amalgamation Limited, Galileo Merger Corporation, and General Maritime Corporation (“General Maritime”). In accordance with the terms of the Merger Agreement, General Maritime has consented to the modification of the Loan Agreement on the terms set forth in the Agreement.
The Agreement provides RBS’ consent to the transactions contemplated by the Merger Agreement, subject to the terms and conditions set forth in the Agreement. In particular, pursuant to the terms of the Agreement, among other things, the Margin (as defined in the Loan Agreement) is increased to 1.25% per year and the Company is required to pay a one percent prepayment fee if the loan under the Loan Agreement is prepaid within two years of Arlington’s acceptance of the Agreement. The foregoing provisions of the Agreement will become effective only upon the closing of the transactions contemplated by the Merger Agreement. Except as specifically set forth in the Agreement, the provisions in the Loan Agreement remain unchanged and the Loan Agreement remains in full force and effect.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in the Company’s and General Maritime’s view, could cause actual results to differ materially from the forward looking statements contained in this document are the following: the ability to obtain the approval of the transaction by the Company’s and General Maritime’s shareholders; the ability to satisfy conditions to the transaction on the proposed terms and timeframe; the ability to realize the expected benefits to the degree, in the amounts or in the timeframe anticipated; the ability to integrate the Company’s businesses with those of General Maritime in a timely and

1

cost-efficient manner; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs, including, without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company’s or General Maritime’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, the combined company’s anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s or General Maritime’s vessels; the fulfillment of the closing conditions under, or the execution of customary additional documentation for, General Maritime’s agreements to acquire vessels; and other factors listed from time to time in General Maritime’s or the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, their respective Annual Reports on Form 10-K for the year ended December 31, 2007 and their respective subsequent reports on Form 10-Q and Form 8-K. The Company and General Maritime disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.
Important Additional Information About This Transaction Will Be Filed With The SEC
In connection with the proposed transaction, Galileo Holding has filed a Registration Statement on Form S-4 with the SEC on August 28, 2008, which includes a preliminary Joint Proxy Statement/Prospectus. The Company and General Maritime will mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the proposed transaction. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus regarding the proposed transaction carefully because it contains important information about the Company, General Maritime, the proposed transaction and related matters. You may obtain a free copy of the Joint Proxy Statement/Prospectus and other related documents filed by the Company, General Maritime and Galileo Holding with the SEC at the SEC’s website at www.sec.gov. The Joint Proxy Statement/Prospectus and the other documents may also be obtained for free by accessing the Company’s website at www.arlingtontankers.com or by accessing General Maritime’s website at www.generalmaritimecorp.com.
The Company and General Maritime, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officer is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 23, 2008, which are filed with the SEC. Information regarding General Maritime’s directors and executive officers is contained in General Maritime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 11, 2008, which are filed with the SEC. In addition, Peter C. Georgiopoulos, currently the Chairman, President and Chief Executive Officer of General Maritime, will receive benefits from General Maritime in connection with the executive transition discussed in the Joint Proxy Statement/Prospectus, and General Maritime is discussing with Edward Terino, currently the Chief Executive Officer, President, and Chief Financial Officer of the Company, a consulting arrangement for assistance in the post-closing transition period. Furthermore, the Board of Directors of the Company is contemplating an award of a bonus to Mr. Terino in the amount of $750,000 pursuant to the Company’s 2008 Bonus Plan. A more complete description of any such arrangements is available in the Registration Statement and the Joint Proxy Statement/Prospectus.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: September 30, 2008	By:	/s/ Edward Terino
Edward Terino
Chief Executive Officer, President and Chief Financial Officer

3